UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
March 31, 2026

TREASURE GLOBAL INC

(Exact name of registrant as specified in its charter)

Delaware	001-41476	36-4965082
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

276 5th Avenue, Suite 704 #739 New York, New York	10001
(Address of registrant’s principal executive office)	(Zip code)

+6012 643 7688

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	TGL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 31, 2026, Mr. Carlson Thow informed Treasure Global Inc. (the “Company”) of his resignation as Chief Executive Officer, which was immediately effective. Mr. Thow will remain as a member of the Company’s Board of Directors.

On March 31, 2026, Mr. Chong Chan Teo was promoted to the Acting Chief Executive Officer of the Company, effective as of April 1, 2026.

Mr. Chong Chan “Sam” Teo is currently serving as the Executive Director and Head of Operations of the Company, bringing extensive leadership experience across fintech, e-commerce, and high-growth technology ventures. From July 2020 to June 2024, Mr. Teo served as the Chief Executive Officer of the Company. Mr. Teo is a seasoned corporate strategist known for building high-performance teams and driving organizational innovation. His career includes key leadership roles such as former CEO of the Company, Director of Business Development at ZCITY, and Managing Director of Modes Cube Sdn Bhd. Across these positions, he led strategic planning, business development, capital budgeting, and operational optimization to scale multiple digital-first businesses. Mr. Teo earned a Bachelor’s Degree in Quantity Surveying from Sheffield Hallam University and a Diploma in Quantity Surveying from Tunku Abdul Rahman College.

In connection with his promotion as the Acting Chief Executive Officer, Mr. Teo will be entitled to an adjusted monthly salary of RM 22,000.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 6, 2026	TREASURE GLOBAL INC.

	By:	/s/ Pusparajan a/l Vadiveloo
	Name:	Pusparajan a/l Vadiveloo
	Title:	Chief Financial Officer

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